Exhibit 99.1

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Exhibit 99.1

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Leslie J. Browne, Ph.D.

President & CEO

May 31st, 2006

Canaccord Adams Life Sciences

Mini-Conference:  Drug Developers

Discovering excellence, driving clinical successTM

Forward-Looking Statements	[LOGO]

This presentation, and oral statements made with respect to information contained in this presentation, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management’s current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia’s strategic plans, Pharmacopeia’s ability to build its pipeline of novel drug candidates, through its own internally-funded drug discovery programs, third party collaborations and in-licensing, Pharmacopeia’s plans to develop its DARA program, Pharmacopeia’s ability to successfully perform under its new collaborations with Cephalon and  GlaxoSmithKline, the continuation and funding level of such continuation of Pharmacopeia’s existing drug discovery collaborations with Schering-Plough and N.V. Organon, Pharmacopeia’s intentions regarding the establishment of new drug discovery collaborations with leading pharmaceutical and biotechnology organizations, Pharmacopeia’s expectations concerning the development priorities of its collaborators and their ability to successfully develop compounds, Pharmacopeia’s ability to raise additional capital, Pharmacopeia’s anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia’s expectations concerning the legal protections afforded by U.S. and international patent law, additional competition, changes in economic conditions, and other risks described in documents Pharmacopeia has filed with the Securities and Exchange Commission, including its Report on Form 10-Q filed on May 12, 2006, its Report on Form 10-K filed on March 20, 2006 and subsequent filings under the Securities and Exchange Act of 1934. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia disclaims any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Pharmacopeia Value Drivers

•                  Multiple partnered compounds in development

•                  Diversified portfolio of significant royalty interests

•                  High potential candidate in preclinical development

•                  First-in-class, dual-acting receptor antagonist (DARA) approaching IND

•                  Four advanced discovery programs

•                  On track to deliver clinical candidates

•                  Proven, proprietary discovery technology assets

•                  Unique platform for portfolio expansion

The Last 12 Months

•                  Stayed on course to be clinical development stage

•                  Maintained a strong financial foundation

•                  Achieved objectives and built value in Pharmacopeia

Staying on Course

DARA

Selected Indications
Pharmacopeia Today
Lead Discovery	Lead Optimization	Preclinical Development	Phase 1	Phase 2	Phase 3
Former business

		Partner		Partner

Retain candidates at least to clinical validation with the option to continue alone to NDA for selected indications or partner for Ph III clinical development

The Last 12 Months

•                  Stayed on course to be clinical development stage

•                  Maintained a strong financial foundation

•                  Achieved objectives and built value in Pharmacopeia

Maintained Strong Financial Foundation

For the 12 Months Ended December 31, 2005

$20.4 million in net revenue

$17.1 million in net loss

For the 3 Months Ended March 31, 2006

$4.1 million in net revenue

$7.7 million in net loss (including $2.0 million non-cash charge for DARA)

Cash, Cash Equivalents and Marketable Securities March 31, 2006

$25.6 million (net of $6.6 of accounts receivable)

Stock Information

	5/26/06	11/26/05
Shares Outstanding:	15.3	15.0
Stock Price:	$4.92	$3.16
Daily Trading Volume*:	>100,000	50,000
Market Capitalization:	$ ~ 75	$ ~47
Enterprise Value**:	$ ~ 50	$ ~12

*Trailing 10-day average / **Calculated on cash and liquid investments as most recent quarter.

Analyst Coverage:	Joe Pantginis - initiated 10/2005
Canaccord Adams

Adam Noah – initiated 12/2005
Merriman, Curhan, Ford

The Last 12 Months

•                  Stayed on course to be clinical development stage

•                  Maintained a strong financial foundation

•                  Achieved objectives and built value in Pharmacopeia

•                  Expanded product portfolio

•                  12 compounds in development including 1 from Pharmacopeia

•                  Advanced internal program to preclinical development

•                  Licensed in dual acting receptor (AT1/ETA) antagonist (DARA)

•                  Established strategic alliance

•                  Entered enabling collaborations with GSK and Cephalon

•                  Achieved year end cash and short term investments of $25-30 million

•                  Actual $30.4 million

•                  One or more partnered clinical programs may advance

•                  Anticipated Phase I to Phase II promotion delayed to 2006

GlaxoSmithKline Partnership

Announced March 30th, 2006

•                  Driven by GSK (CEEDD) desire to access unique platform

•                  Non-dilutive financing - $15 million

•                  Solid milestone payments - up to $83 million per program

•                  Double-digit royalties – up to mid-teen percent

•                  Strong global partner for development and commercialization

•                  Facilitates forward integration into clinical development

Cephalon Partnership

Announced May 23rd, 2006

•                  Collaboration with leading biotechnology company

•                  Late stage optimization programs

•                  Upfront $15 million technology access payment

•                  Up to $35 million per program in milestone payments

•                  Double-digit royalties

•                  Builds partnered portfolio outside of Pharmacopeia’s focus

Internal Programs

Robust Growing Internal Pipeline

		Worldwide	Lead	Preclinical
	Program	Rights	Generation	Optimization	Development	IND Filing
PS433540	Cardiovascular	Pharmacopeia	-------------------------------------------------------->
DARA

PS608504	Transplantation	Pharmacopeia	------------------------------------->
JAK-3

PS375179	Rheumatoid/MS	Pharmacopeia	------------------------------------->
CCR-1

PS246518	Parkinsons	Pharmacopeia	------------------------------------->
AdenosineA2A

PS388023	Angiogenesis	Pharmacopeia	------------------------------------->
avb3/avb5

•                  DARA in preclinical development

•                  Optimization focused on JAK3, CCR-1 and A2A

DARA – Compelling Business Opportunity

Announced March 31st, 2006

Dual Acting Angiotensin (AT1) and Endothelin (ETA)

Receptor Antagonist (DARA)

•                  Combines the properties of two marketed cardiovascular product classes in a single molecule – first-in-class

•                  Strong preclinical and clinical data – high potential in hypertension, CHF and diabetic nephropathy

•                  In advanced pre-clinical development – potential to achieve IND status in the next 12 months

•                  Potential confirmation of activity in Phase I

ET1 and A II – Integrated Systems

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•                  A II  (AT1) and ET1 (ETA)

•                  Vasoconstriction

•                  Tissue proliferation/fibrosis

•                  Inflammation

•                  Preclinical models of Hypertension and Heart Failure

•                  ET1 and A II antagonist combination beneficial in pre-clinical models (BP, cardiac hypertrophy and mortality)

•                  BMS-456567 (PS433540) potent antihypertensive in multiple rat models

•                  Clinical Data – ETA blocker and AT1 blocker show

•                  Improved renal hemodynamics

•                  Diabetic nephropathy – marked decrease in urinary albumin excretion rate and proteinuria

Proven Track Record of Success

		Worldwide	Lead	Preclinical		Clinical Phase			NDA
	Program	Rights	Generation	Optimization	Development	I	II	III	Filed
	Optimization	Development	I	II	III
PS540446	Rheumatoid Arthritis p38	Bristol Myers Squibb	------------------------------------------------------------------------------------>

PS460644	Asthma/Allergy VLA-4	Daiichi	------------------------------------------------------------------------------------>

PS291822	COPD CXCR2	Schering-Plough	------------------------------------------------------------------------------------>

PS095760	Oncology	Schering-Plough	------------------------------------------------------------------>

PS891169	Inflammation iNOS	Berlex	------------------------------------------------------------------>

PS778629	CNS	Organon	------------------------------------------------------------------>

PS241541	Oncology	Schering-Plough	------------------------------------------------------------------>

PS873266	Inflammation	Celgene	------------------------------------------------------------------>

PS386113	Inflammation	Schering-Plough	------------------------------------------------------------------>

PS948115	Respiratory	Schering- Plough	------------------------------------------------------------------>

PS522501	Metabolic Disease	Schering- Plough	------------------------------------------------------------------>

PS388023	Ocular avb3/avb5	Allergan	-------------------------------------->

Significant milestone and royalty interests without further Pharmacopeia investment

Near Term Milestones

•                  Within 12-months

•                  Two internal candidates in pre-clinical development

•                  One or more partnered programs in clinical Phase II

•                  Strategic partnership with significant retained rights

•                  Core clinical-regulatory capability added

•                  Year end cash and short term investments of $30 - $35MM

•                  Within 18-months

•                  IND for internal candidate filed

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Discovering excellence, driving clinical successTM